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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 8, 1998

                          CAPSTONE CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      MARYLAND                                          1-11345                            63-1115479
(State of Incorporation)                   (Commission File Number)                     (I.R.S. Employer
                                                                                        Identification No.)
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                       1000 URBAN CENTER DRIVE, SUITE 630
                            BIRMINGHAM, ALABAMA 35242
               (Address of Principal Executive Offices / Zip Code)

                                 (205) 967-2092
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events

                  Capstone Capital Corporation, a Maryland corporation ("CCT"), has entered into a Plan and Agreement of Merger, dated as of June 8, 1998 (the
"Merger Agreement"), with Healthcare Realty Trust Incorporated, a Maryland corporation ("HR"). Pursuant to and subject to the terms and conditions of the Merger Agreement, HR Acquisition I Corporation, a wholly owned subsidiary of HR, will be merged with and into CCT (the "Merger"), with CCT becoming a wholly owned subsidiary of HR. Each share of CCT common stock will be converted into the right to receive 0.8518 shares of HR common stock, $0.01 par value per share, and each share of CCT Series A Cumulative Preferred Stock will be converted into the right to receive one share of HR preferred stock, $0.01 par value per share, having substantially the same rights and preferences.

                  The Merger is subject to approval by the stockholders of HR, approval by the stockholders of CCT and certain other conditions as described in the Merger Agreement.

                  On June 8, 1998, HR and CCT issued a press release (the
"Press Release") concerning the Merger and execution of the Merger Agreement.

                  The foregoing summary description of the Merger and related transactions is qualified in its entirety by reference to the Merger Agreement and the Press Release, which are attached as exhibits to this Report.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits

2.1      Plan and Agreement of Merger, dated as of June 8, 1998, among
         Healthcare Realty Trust Incorporated, HR Acquisition I Corporation and
         Capstone Capital Corporation (as directed by Item 601(b)(2) of
         Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request).

99.1     Press Release, dated June 8, 1998, issued by Healthcare Realty Trust
         Incorporated and Capstone Capital Corporation.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CAPSTONE CAPITAL CORPORATION



Date:    June 12, 1998               By:   /s/ John W. McRoberts
                                         --------------------------------------
                                          John W. McRoberts
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

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
Exhibit
Number                         Description
-------                        -----------

2.1      Plan and Agreement of Merger, dated as of June 8, 1998, among
         Healthcare Realty Trust Incorporated, HR Acquisition I Corporation and
         Capstone Capital Corporation (as directed by Item 601(b)(2) of
         Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request).

99.1     Press Release, dated June 8, 1998, issued by Healthcare Realty Trust
         Incorporated and Capstone Capital Corporation.
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